Exhibit 99.1

PENNANTPARK FLOATING RATE CAPITAL LTD. TO ACQUIRE MCG CAPITAL CORPORATION

Combined Company to Offer Enhanced Middle Market Floating Rate Senior Lending Platform

New York, NY—April 29, 2015—PennantPark Floating Rate Capital Ltd. (NASDAQ: PFLT) and MCG Capital Corporation (NASDAQ: MCGC) announced today that they have entered into a definitive agreement under which PFLT will acquire MCGC in a stock and cash transaction currently valued at approximately $175 million, or approximately $4.75 per MCGC share at closing, representing a 15.8% premium to MCGC’s closing stock price on April 28, 2015. The Boards of Directors of both companies have each unanimously approved the transaction.

Under the terms of the transaction, MCGC stockholders will receive $4.521 in PFLT shares for each MCGC share, resulting in approximately 11.8 million PFLT shares expected to be issued in exchange for the approximately 36.9 million MCGC shares expected to be outstanding at closing. Additionally, each MCGC shareholder will receive $0.226 per share in cash from PennantPark Investment Advisers, LLC. To the extent PFLT’s 10-day volume-weighted average price is less than PFLT’s NAV, the Adviser will pay up to an additional $0.25 per PFLT share issued in this transaction.

Following the transaction, PFLT stockholders are expected to own approximately 56% of the combined company and MCGC stockholders will own approximately 44%. The combined company will remain externally managed by PennantPark Investment Advisers, LLC and will remain headquartered in New York. Two members of MCGC’s Board of Directors will be appointed to PFLT’s Board of Directors upon closing of the transaction.

Consummation of the acquisition is subject to approval of both PFLT and MCGC stockholders and other customary closing conditions. The transaction is expected to close during the third calendar quarter of 2015.

“We believe this transaction presents a unique opportunity for value creation for both PFLT and MCGC stockholders,” commented Arthur Penn, Chief Executive Officer of PFLT. “This transaction creates a larger middle-market senior floating rate capital provider with greater market coverage, access to capital, scale and diversification. We believe that our diversified portfolio composition and lending track record throughout various business cycles have positioned us to deliver value for our stockholders.”

“We are excited to have entered into this mutually beneficial combination with PFLT,” commented Richard Neu, Chairman of the Board of Directors of MCGC. “Our stockholders should benefit through resumed receipt of dividends and ownership in a company with a strong balance sheet and proven track record. Through this transaction we expect to create a strong company that is well-positioned for future growth in a market which presents abundant investment opportunities. We are very appreciative of the leadership provided by Keith Kennedy and the extraordinary efforts of Keith and his team that enabled MCGC to deliver a high quality, liquid and unlevered balance sheet as part of this transaction.”

PFLT expects, over time, to deploy most of MCGC’s cash into an investment portfolio consistent with that of PFLT’s existing loan portfolio. The combined company is expected to have an equity base of approximately $376 million. PFLT believes that a balance sheet of this size will allow the combined company to be a more important provider of capital to middle market sponsors and corporate borrowers.

Keefe, Bruyette & Woods, Inc. (“KBW”) and SunTrust Robinson Humphrey, Inc. served as financial advisers to PFLT and KBW delivered a fairness opinion to PFLT’s Board of Directors. Dechert LLP and Venable LLP served as legal counsel to PFLT. Morgan Stanley served as financial adviser to MCGC and delivered a fairness opinion to MCGC’s Board of Directors. Wachtell, Lipton, Rosen & Katz served as legal counsel to MCGC.

CONFERENCE CALL INFORMATION

PFLT and MCGC will host a joint conference call to discuss the transaction at 11:00 A.M. EDT on Wednesday, April 29, 2015. A presentation outlining the transaction is posted on the home page of the Investor Resources section of PFLT’s website or by using the link: http://pennantpark.mwnewsroom.com/Reports---Presentations. All interested parties are welcome to participate. You can access the conference call by dialing (888) 599-4875 approximately 5-10 minutes prior to the call. International callers should dial (913) 312-0420. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through May 19, 2015 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #6359112.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, PennantPark Floating Rate Capital Ltd. may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

ABOUT MCG CAPITAL CORPORATION

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to lower middle-market companies throughout the United States. Its investment objective is to achieve attractive returns by generating current income and capital gains on its investments. Its capital is generally used by its portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth, working capital and other general corporate purposes.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events, performance or financial condition of PFLT, MCGC and the combined company, management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects. Statements other than statements of historical facts included in this press release may constitute forward- looking statements and are not guarantees of future performance or results and involve a number of known and unknown risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including the ability of the parties to consummate the transaction described in this press release on the expected timeline (or at all), the failure of PFLT or MCGC stockholders to approve the proposed merger, the ability to realize the anticipated benefits of the transaction, the effects of disruption on the companies’ business from the proposed merger, the effect that the announcement or consummation of the merger may have on the trading price of the common stock of PFLT or MCGC, the combined company’s plans, expectations, objectives and intentions, and the other factors described from time to time in the companies’ filings with the Securities and Exchange Commission. Neither PFLT nor MCGC undertakes any duty to update any forward- looking statement made herein. All forward-looking statements speak only as of the date of this press release.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed business combination involving PFLT and MCGC. In connection with the proposed transaction, PFLT plans to file with the SEC a Registration Statement on Form N-14 that includes a joint proxy statement of PFLT and MCG and that also constitutes a prospectus of PFLT. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of PFLT and MCGC. INVESTORS AND SECURITY HOLDERS OF PFLT AND MCGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by each of PFLT and MCGC through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained on PFLT’s website at www.pennantpark.com or on MCGC’s website at www.mcgcapital.com.

PFLT and MCGC and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders of PFLT and MCGC in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PFLT and MCGC stockholders in connection with the proposed acquisition will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. You can find information about PFLT’s executive officers and directors in its definitive proxy statement filed with the SEC on November 26, 2014. You can find information about MCGC’s executive officers and directors in its Annual Report on Form 10-K/A for the year ended December 31, 2014, filed with the SEC on April 29, 2015. You can obtain free copies of these documents from PFLT and MCGC in the manner set forth above.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. A registration statement relating to these securities will be filed with the Securities and Exchange Commission, and the securities may not be sold until the registration statement becomes effective. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of PFLT before investing in its securities.

CONTACT

Aviv Efrat

PennantPark Floating Rate Capital Ltd.

(212) 905-1000

www.pennantpark.com

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